NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Announces Public Offering to Raise $10 Million

Corpus Christi TX, January 13, 2017 - Uranium Energy Corp. (NYSE MKT: UEC; "UEC" or the "Company") is pleased to announce a underwritten public offering (the "Offering") of units of the Company (the "Units") at a price of $1.50 per Unit, with each Unit being comprised of one common share of the Company (each, a "Share") and one‐half of one common share purchase warrant (each whole warrant, a "Warrant") to raise up to $10 Million. Each Warrant will entitle the holder to acquire one common share (each, a "Warrant Share") at a price per Warrant Share of $2.00 exercisable six months from and expiring on the third anniversary from closing.

The Company anticipates that the net proceeds of the Offering will be used to fund exploration and development expenditures at the Company's projects and for general corporate and working capital purposes.

The closing of the Offering is expected to occur on January 20th, 2017.

Uranium Energy will host an investor conference call today, Friday, January 13, 2017, at 5:00PM EST, to discuss the proposed public offering. The conference call can be accessed at:
http://event.on24.com/wcc/r/1349249-1/93DB1CCFB3C3A838A1EE363955DC0D90

Call Agenda:

The following members of the UEC team will lead the call:

1.       Mr. Spencer Abraham, Executive Chairman and former US Secretary of Energy, will provide an overview of the anticipated energy policies of President Elect Donald J. Trump and the incoming Congress and the positive implications for U.S. nuclear power and uranium mining.

2.       Mr. Amir Adnani, CEO and President, will provide an overview of the Company's recent developments, asset base and project pipeline in the U.S. and South America.

3.       Mr. Scott Melbye, Executive Vice President of UEC and Senior Advisor to the world's largest uranium mining company Kazatomprom, will provide insight into this week's news of reduced production from Kazakhstan and discuss global trends for uranium in 2017

 Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC and Haywood Securities Inc. are acting as Joint Bookrunners in connection with the Offering.

A "shelf" registration statement relating to the shares of common stock and warrants to be issued in the proposed Offering was filed with the Securities and Exchange Commission (the "SEC") and was declared effective by the SEC on January 10, 2014. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

A preliminary prospectus supplement and accompanying prospectus describing the terms of the proposed Offering has been filed with the SEC. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the securities being offered may also be obtained from Rodman & Renshaw, a unit of H.C. Wainwright & Co., via email at placements@hcwco.com, and in Canada by from Haywood Securities Inc. at ecm@haywood.com. Electronic copies of the preliminary prospectus supplement and accompanying prospectus are also be available on the SEC's website at http://www.sec.gov.

This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any state or jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, the prospectus or the Company's shelf registration statement.

About Uranium Energy Corp

Uranium Energy Corp, is a U.S.-based uranium mining and exploration company. The Company's fully-licensed Hobson processing facility is central to all of its projects in South Texas, including the Palangana ISR mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.